SELECTHLIFE I

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company
and its
SelectHLife Variable Account

Supplement dated August 4, 2005, to the Prospectus dated August 8, 1997

This supplement amends certain information contained in the prospectus dated August 8, 1997. Please read it carefully and keep it with your prospectus for future reference.
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NOTICE OF FUND SUBSTITUTIONS

ReliaStar Life Insurance Company (the "Company") and SelectHLife Variable Account (the "Variable Account") have filed an application with the Securities and Exchange Commission to permit certain funds in which the sub-accounts of the Variable Account invest (the "Replaced Funds") to be replaced with certain other funds (the "Substitute Funds").

Reasons for the Substitution. The principal purposes of the substitutions are as follows:

  Implement Business Plan. The substitutions are part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company's products.

  Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company's products makes those products more costly to administer. The Company believes that making available affiliated funds, generally managed by third party asset managers, will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

  Due Diligence. The substitutions will allow the Company to respond to concerns identified in their due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance, customer service, operational support, regulatory investigations, legal proceedings and claims.

The Substitute Funds.
Each of the Substitute Funds is a series of ING Investors Trust.

The following funds are involved in the substitutions:

Replaced Funds	Substitute Funds

Fidelity® VIP Money Market Portfolio (Initial Class)	ING Liquid Assets Portfolio (Class I)

Neuberger Berman AMT Partners Portfolio (Class I)	ING Mercury Large Cap Value Portfolio (Class I) (formerly known as the ING Mercury Focus Value Portfolio)

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Important Information about the Proposed Substitutions.

    Prior to the effective date of the substitutions you will receive another prospectus supplement which will indicate the effective date of the substitutions and reiterate your rights related to the substitutions. You will also receive a prospectus for each of the Substitute Funds.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a sub-account which invests in a Replaced Fund to any other sub-account or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions all amounts you have allocated to a sub-account which invests in a Replaced Fund will automatically be reallocated to the corresponding Substitute Fund. Thereafter, all future allocations directed to a sub-account which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your policy value immediately before the substitutions will equal your policy value immediately after the substitutions.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund are more fully described below.

  The investment objective and policies of each Substitute Fund are substantially the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described below.

  Substitute Fund Fees and Expenses, Investment Objectives and Advisers/Subadvisers. Please see the April 29, 2005, prospectus supplement for information concerning the fees and expenses, investment objectives and advisers/subadvisers for each of the Substitute Funds.

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